     Ex99.1
     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Doni L. Fordyce, President of The Bear Stearns Funds (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: May 27, 2003

                                          /s/ Doni L. Fordyce
                                          --------------------------------------
                                              Doni L. Fordyce,
                                              President

     Ex99.1
     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Frank J. Maresca, Vice President and Treasurer of The Bear Stearns Funds ("the Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: May 27, 2003

                                          /s/ Frank J. Maresca
                                          --------------------------------------
                                              Frank J. Maresca,
                                              Vice President and Treasurer